A dynamic force in the fight against infectious disease January 2024

Forward-Looking Statement Certain statements regarding SCYNEXIS, Inc. (the “Company”) made in this presentation constitute forward-looking statements, including, but not limited to, statements regarding our business strategies and goals, plans and prospects, market size, adoption rate, potential revenue, clinical validity and utility, growth opportunities, future products and product pipeline. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited, to: BREXAFEMME may not be accepted by physicians and patients at the rate SCYNEXIS expects; risks inherent in SCYNEXIS’ ability to successfully develop and obtain FDA approval for ibrexafungerp for additional indications; unexpected delays may occur in the timing of acceptance by the FDA of an NDA submission; the expected costs of commercializing BREXAFEMME or of clinical studies and when they might begin or be concluded; SCYNEXIS’ need for additional capital resources; and SCYNEXIS’ reliance on third parties to conduct SCYNEXIS’ clinical studies and commercialize its products. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions are intended to identify forward-looking statements, but not all forward-looking statements may be so identified. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent reports filed with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2022, and in the Company’s subsequent quarterly reports on Form 10-Q, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation, or to reflect actual outcomes.

Scynexis Corporate Update – January 2024 SCY-247 Update New promising pre-clinical data to be presented at the 11th Advances Against Aspergillosis and Mucormycosis (AAAM) Conference in Milan, Italy January 25 – 27, 2024 Phase 1 study initiation planned for 2024 FURI / CARES / SCYNERGIA / VANQUISH / NATURE Studies Update Enrollment completed, analysis ongoing, on target for study reports in 1H 2024 GSK Amended Agreement Including Path Forward for Restart of the MARIO Study Total potential deal value of $448 million plus royalties. $115 million already received. Strong Balance Sheet Cash runway > 2 years ($105 million in cash and cash investments as of 9/30/2023)

Limited Antifungal Development Coupled With Escalating Resistance Has Resulted in Substantial Public Health Burden 1960 1970 1980 1990 2000 Emergence of Resistant Fungi Polyenes (amphotericin B) Azoles (Diflucan, Vfend) Echinocandins (Cancidas, Mycamine) Fungerps (BREXAFEMME) Echinocandin resistance Azole resistance Candida auris (MDR) SCYNEXIS aims to address antimicrobial resistance (AMR) by bringing a ground-breaking class of drugs with the strength, safety and versatility to defeat even the most insidious fungal diseases Increase in vulnerable population (immunocompromised, transplant, long ICU stays, oncology Tx) 2010 2020 TODAY Increase in other resistant fungi (e.g., Aspergillus, Mucorales)

WHO Releases First-Ever List of Priority Deadly Fungal Pathogens CDC Identifies Drug Resistant Candida spp. and C. auris as Serious and Urgent Threats BARDA New Priority: Antifungals Fungal Resistance a Growing, Global, Public Health Threat Antifungal development is a well-recognized priority PASTEUR Act renews focus on antimicrobial resistance Fungal Outbreaks Increasing

Fungerps are Well-Suited to Address High Priority Fungal Pathogens

Demonstrated activity vs. fungi in both critical and high priority WHO Fungal Priority Pathogens list[1]



Critical Priority Group
Cryptococcus neoformans
Candida auris
Aspergillus fumigatus
Candida albicans
High Priority Group
Nakaseomyces glabrata
(Candida glabrata)
Histoplasma spp.
Eumycetoma causative agents
Mucorales
Fusarium spp.
Candida tropicalis
Candida parapsilosis

SCY-247 (IV and oral):
Significant opportunity based on broad spectrum activity and fungerp-like tolerability

Ibrexafungerp:
GSK estimated opportunity as >$500M based on broad coverage of key pathogens[2]

	Fungerps	Echinocandin	Azole	Polyene
Companies	SCYNEXIS (SCY-247) GSK (Ibrexafungerp)	Pfizer, astellas, MERCK	Pfizer, astellas, MERCK	GILEAD, astellas, Leadiant Biosciences
Peak Sales per Product	> $500M (potential)[2]	~$370M to $680M[3]	~$720M to >$1B[3]	~$500M[3]

SCYNEXIS

1. www.who.int/news/item/25-10-2022-who-releases-first-ever-list-of-health-threatening-fungi
2. GSK press briefing on SCYNEXIS/BREXAFEMME March 30, 2023
3. Based on company filings and Symphony data (US)

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Opportunities to Grow Shareholder Value Advancing proprietary platform of triterpenoid fungerps while evaluating next generation innovations Maximize Ibrexafungerp opportunity Advance next generation fungerp Strengthened balance sheet enhances the opportunity to deliver additional innovative therapies to patients with significant unmet need SCY-247 in invasive fungal infections with critical needs Leverages core internal expertise Addresses recognized unmet needs with significant market potential Partnership with GSK optimizes BREXAFEMME commercial potential in VVC and RVVC SCYX continued execution of development activities to ensure full value potential is realized

Up to $35 million to be paid at each threshold of $750 million and $1 billion Ibrexafungerp GSK Licensing Agreement following December 2023 Amendment $72.35 million in development milestones tied to Ibrexafungerp development $49 million in regulatory approval milestones $57.5 million in commercial milestones based on first commercial sale in invasive candidiasis – U.S./E.U. Up to $45.5 million to be paid at multiple thresholds between $300 million and $500 million Up to $64 million to be paid at multiple thresholds up through $200 million $178.85 million development, regulatory and first sale milestones $179.5 million sales milestones from BREXAFEMME and other ibrexafungerp indications Total deal value of $448 million plus royalties (revised from $593 million) $90 Million up-front payment received in 2023 Royalties based on cumulative annual net sales in the mid-single digit to mid-teen range First milestone of $25 million received in 2023

Fungerp Pipeline *Partially Supported by NIH A New Class of Antifungals – Powerful - Different IBREXAFUNGERP VVC and Recurrent VVC Invasive Fungal Infections Candida auris infections* Phase 3 Phase 1 Phase 2 Approval Preclinical MARIO FURI / CARES (targeted completion in 1H 2024) SCY-247 IV & Oral Other Resistant Fungal Infections IV & Oral ®

SCY-247: Next Generation Fungerp

SCY-247 – Our Next Generation Fungerp BROAD SPECTRUM OF ACTIVITY Fungicidal against Candida spp. Including Candida auris and other echinocandin-resistant Candida spp. Active against MDR pathogens Including azole-resistant Aspergillus spp. Other fungal pathogens Yeasts, molds, Pneumocystis and dimorphic fungi VALIDATED MOA FAVORABLE PK PROFILE Suitable for IV and oral formulations Low propensity for DDIs Tissue penetration Distributes into tissues often affected by fungal infections Glucan synthase inhibitor Glucan synthase not found in human cells Echinocandin MOA Same MOA as echinocandins, with differentiated binding Active against most echinocandin-resistant Candida strains

SCY-247 – Our Next Generation Fungerp 11th Congress on Trends in Medical Mycology (TIMM) - October 2023 Potent and broad-spectrum in vitro activity, including against a large array of yeasts, molds and dimorphic fungi Extensive tissue distribution in animal models Fungicidal activity against multi-drug resistant strains, including Candida albicans and Candida auris In vivo efficacy in a mouse model of invasive candidiasis 11th Advances Against Aspergillosis and Mucormycosis (AAAM) Conference – to be Presented in January 2024 In vivo efficacy in treating a Mucorales pulmonary infection in immunosuppressed mice Efficacy of SCY-247 was equivalent to antifungals currently used to treat mucormycosis The combination of SCY-247 with liposomal amphotericin B resulted in a statistically significant survival improvement when compared to either monotherapy Scientific Meeting Data

SCY-247 – In Development Against Resistant Fungal Infections IP wholly owned by SCYNEXIS Development backed by NIH NIH provided ~$3M funding to Case Western University for development of SCY-247 against C. auris IND-enabling studies in progress Phase 1 study initiation anticipated in 2024 Anticipated Qualified Infectious Disease Product (QIDP) designation, Orphan Drug Designation and Fast Track (regulatory exclusivity of at least 10 years)

SCYNEXIS Strongly Positioned for Value Creation Demonstrated internal expertise, solid supply chain and long IP protection, and potential for next generation products and partnerships   Global urgency to rapidly develop potent antifungals to treat emerging infectious threats  Strong Balance Sheet with cash runway of more than 2 years Category leader in the fight against deadly fungal pathogens with new antifungal (SCY-247) in development 